UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 12, 2018

Charles River Laboratories International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15943	06-1397316
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

251 Ballardvale St., Wilmington, Massachusetts		01887
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-222-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On February 13, 2018, Charles River Laboratories International, Inc. (the "Company") announced that Dr. Davide Molho, Corporate Executive Vice President and President, Global Research Models & Services, Safety Assessment and Biologics, will become President and Chief Operating Officer of the Company, effective immediately, and will add Discovery Services to his responsibilities. Dr. Molho will continue to report directly to James C. Foster, Chairman and Chief Executive Officer.

Dr. Molho, age 48, has a proven track record of outstanding performance, leading many of the Company’s businesses through important strategic initiatives during his nearly 20 years with the Company. Dr. Molho joined the Company in our Italian operations in 1999 and was promoted to Director of Operations for Research Models and Services (RMS) Italy in 2002. In 2005, his role was expanded to include French RMS operations and in 2007, he became Corporate Vice President, European Research Models and Services, with responsibility for all European RMS operations. In July 2009, Dr. Molho was promoted to Corporate Senior Vice President, North American & European Research Models and Services, and was promoted to Corporate Executive Vice President and President, Global Research Models and Services in December 2010. Dr. Molho subsequently assumed the role of Corporate Executive Vice President and President, North American Operations in October 2011 and then Corporate Executive Vice President and President, Global Research Models & Services, Safety Assessment and Biologics in December 2013. In this role, Dr. Molho was responsible for the global oversight of these businesses and transitioning to a more fully integrated, global organizational structure across North America, Europe, and Asia.

Dr. Molho received both his D.V. M. degree and his Post Degree in Laboratory Animal Science & Medicine from University of Milan.

The appointment of Dr. Molho as President and Chief Operating Officer of the Company was not made pursuant to any arrangement or understanding between him and any other person. Dr. Molho will receive salary, bonus and equity opportunity, and will participate in other benefit and compensation plans, at levels consistent with his position and scope of responsibility.

On February 13, 2018, the Company issued a press release that discussed the foregoing. A copy of the press release is attached hereto as Exhibit 99.1.

(e) On February 13, 2018, Charles River Laboratories International, Inc. (the "Company") announced that it had entered into an employment agreement, effective as of February 12, 2018 (the "Effective Date"), with James C. Foster. The purpose of the agreement is to benefit from Mr. Foster’s decades of experience and unique skill set by promoting the retention of Mr. Foster. To this end, the employment agreement provides for Mr. Foster’s employment as the Chairman and Chief Executive Officer of the Company for a five-year period through February 12, 2023 (the "Employment Term").

The employment agreement memorializes Mr. Foster’s current compensation arrangements, including his base salary and target annual cash bonus. The agreement also provides that the vesting schedule and all other terms of the outstanding equity awards held by Mr. Foster as of the Effective Date will remain the same.

To encourage Mr. Foster’s retention, the employment agreement (1) allows Mr. Foster to terminate his employment at any time, with or without notice, in the manner specified in the employment agreement but with the corresponding economic consequence of losing the post-retirement vesting benefits in his existing equity awards and (2) provides that, prior to February 12, 2021, the Company may only terminate Mr. Foster for cause. If Mr. Foster provides notice of the termination of his employment or if, upon or after February 12, 2021, the Company provides notice of the termination of his employment without cause, then the Company may elect to suspend Mr. Foster’s active duties and responsibilities and, during the balance of a specified notice period, Mr. Foster will be entitled to receive only his base salary, any previously earned bonus, and the continued vesting of any previously granted equity awards. If the Company does not exercise its election right, then, during the balance of such notice period, Mr. Foster may continue to actively perform his duties under the employment agreement and will be entitled to his ordinary compensation.

In addition, if Mr. Foster provides notice of the termination of his employment upon or after February 12, 2021, any equity awards granted to him on or after the Effective Date will continue to be outstanding and become exercisable in the same manner as if his employment had continued. If the Company provides notice of the termination of Mr. Foster’s employment without cause upon or after February 12, 2021, Mr. Foster will be entitled to receive such extended equity vesting for any equity awards granted to him on or after the Effective Date, as well as the severance payable to Mr. Foster under the Company’s existing Corporate Officer Separation Plan. Upon the expiration of the Employment Term, Mr. Foster will be eligible for such extended equity vesting for any equity awards granted to him on or after the Effective Date, but will not be entitled to any severance payments or other benefits under the Company’s Corporate Officer Separation Plan.
Mr. Foster will be subject to post-termination non-competition and non-solicitation covenants for a period of at least one year and a perpetual confidentiality covenant. The Company has agreed to reimburse Mr. Foster for the cost of his attorneys’ fees incurred in the negotiation and drafting of the employment agreement.

The above summary is qualified in its entirety by the terms and conditions set forth in the employment agreement, a copy of which is attached hereto as Exhibit 99.2.

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Company dated February 13, 2018
99.2	Employment Agreement by and between James C. Foster and the Company dated February 12, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles River Laboratories International, Inc.

February 13, 2018	By:	Matthew Daniel

Name: Matthew Daniel
Title: Corporate Senior Vice President & Deputy General Counsel

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